UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

☒	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻	Definitive Proxy Statement

◻	Definitive Additional Materials

◻	Soliciting Material Pursuant to Rule 14a-12

ReShape Lifesciences Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

◻	Fee paid previously with preliminary materials.

◻

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

99561171.v1

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

1001 Calle Amanecer

San Clemente, CA 92673

(949)  429-6680

August [__], 2019

Dear Stockholders:

You are cordially invited to join us for our special meeting of stockholders, which will be held on Friday, August 16, 2019 at [_:__ a.m./p.m.] Eastern Time. The meeting will be conducted completely as a virtual meeting via the internet at [__]. Holders of record of our common stock as of June 20, 2019, are entitled to notice of and to vote at the special meeting.

The Notice of Special Meeting of Stockholders and the proxy statement that follow describe the business to be conducted at the meeting.

We hope you will be able to attend the meeting. However, even if you plan to attend the meeting, please vote your shares promptly to ensure that they are represented at the meeting. You may submit your proxy vote by telephone or internet as described in the following materials or by completing and signing the enclosed proxy card and returning it in the envelope provided. If you previously submitted a proxy vote but decide to attend the meeting and change your proxy vote, you may do so automatically by voting at the meeting. Your vote will automatically be changed to reflect your vote at the meeting.

We look forward to your attendance at our virtual special meeting.

Sincerely,

Barton P. Bandy

President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date and Time:	Friday, August 16, 2019 at [_:__ a.m./p.m.] Eastern Time

Place:

The special meeting will be conducted completely as a virtual meeting via the internet. Stockholders may attend the meeting and vote their shares electronically during the meeting via the live webcast by visiting [__]. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions. Stockholders may submit questions in advance of the meeting by visiting www.proxyvote.com. We believe that holding our meeting completely online will enable greater participation and improved communication.

Items of Business:

1.       Authorization of the Board of Directors to amend our Sixth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse split of our issued and outstanding shares of common stock (the “Reverse Stock Split”) at a ratio of between 1-for-20 and 1-for-140, inclusive, which ratio will be selected at the sole discretion of our Board of Directors at any whole number in the above range, with any fractional shares that would otherwise be issued as a result of the Reverse Stock Split being rounded up to the nearest whole share.

2. Authorization of the Board of Directors to amend the Certificate of Incorporation to change the par value of our common stock from $0.01 per share to $0.001 per share (the “Par Value Reduction”).

3.       To approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal or Par Value Reduction proposal at the time of the special meeting or in the absence of a quorum.

Record Date:	You may vote at the meeting if you were a holder of record of our common stock at the close of business on June 20, 2019.

Voting by Proxy:

If you cannot attend the special meeting, you may vote your shares by telephone or internet by no later than 11:59 p.m. Eastern Time on August 15, 2019 (as directed on the enclosed proxy card), or by completing, signing and promptly returning the enclosed proxy card by mail for receipt prior to the date of the special meeting. We encourage you to vote by telephone or internet in order to reduce our mailing and handling expenses. If you choose to submit your proxy by mail, we have enclosed an envelope addressed to Broadridge Financial Solutions, Inc. for which no postage is required if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 16, 2019

This proxy statement and the Annual Report on Form 10-K

for the fiscal year ended December 31, 2018 are available at www.proxyvote.com

By Order of the Board of Directors:

Scott P. Youngstrom
Secretary

August [__], 2019

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 16, 2019

The Board of Directors of ReShape Lifesciences Inc. (“ReShape Lifesciences” or the “Company”) is soliciting proxies for use at the special meeting of stockholders to be held on August 16, 2019, and at any adjournment of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about August [__], 2019.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

What is the purpose of the meeting?

At our special meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders, including:

•

authorization of the Board of Directors to amend our Sixth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse split of our issued and outstanding shares of common stock (the “Reverse Stock Split”) at a ratio of between 1-for-20 and 1-for-140, inclusive, which ratio will be selected at the sole discretion of our Board of Directors at any whole number in the above range, with any fractional shares that would otherwise be issued as a result of the Reverse Stock Split being rounded up to the nearest whole share;  and

•	authorization of the Board of Directors to amend the Certificate of Incorporation to change the par value of our common stock from $0.01 per share to $0.001 per share;

•

approval of one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal at the time of the special meeting or in the absence of a quorum (the “Adjournment Proposal”).

Who is entitled to vote at the meeting?

The Board has set June 20, 2019 as the record date for the special meeting. If you were a stockholder of record of our common stock at the close of business on June 20, 2019, you are entitled to vote at the meeting. As of the record date, [__] shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

How may I attend the meeting?

The special meeting will be conducted completely as a virtual meeting via the internet. Stockholders may attend the meeting and vote their shares electronically during the meeting via the live webcast by visiting [__]. Stockholders may submit questions in advance of the meeting by visiting www.proxyvote.com. We believe that holding our meeting completely online will enable greater participation and improved communication. Stockholders will need the information that is printed in the box marked by the arrow on their proxy card to enter the meeting and vote their shares at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to a majority of all of the shares of the outstanding common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are present and vote at the meeting; or

•	you have properly submitted a proxy card by mail, telephone or internet.

Therefore, in order for a quorum to be present, there must be a total of [__] shares of common stock present or represented by proxy and entitled to vote at the special meeting on at least one of the proposals.

How do I give a proxy to vote my shares?

If you are a stockholder of record of our common stock as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

•	over the telephone by calling a toll-free number;

•	electronically, via the internet; or

•	by completing, signing and mailing the enclosed proxy card.

The telephone and internet procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to our transfer agent before the special meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and internet voting is also encouraged for stockholders who hold their shares in street name.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described above.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit your proxy vote by telephone or internet, vote once for each proxy card you receive.

Can I vote my shares at the meeting?

If you are a stockholder of record of our common stock, you may vote your shares at the meeting by going to [__]. Have the information printed in the box marked by the arrow on your proxy card available and follow the instructions. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you are a street name holder, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee.

How can I submit questions for the special meeting?

You may submit questions prior to the meeting at www.proxyvote.com. Questions pertinent to matters to be acted upon at the special meeting as well as appropriate questions regarding the business and operations of the company will be answered during the special meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question and answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.

What vote is required for a proposal to be approved?

Approval of the Reverse Stock Split and Par Value Reduction requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote at the special meeting.  Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the meeting and entitled to vote on that matter.

How are votes counted?

You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the proposals. If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting. If you submit your proxy but abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal.

If you hold your shares in street name with a brokerage firm that exercises discretionary proxy authority and do not provide voting instructions to your broker or other nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote (a “Non-Discretionary Proposal”). Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on any Non-Discretionary Proposal. Approval of the Reverse Stock Split is considered a  routine matter on which a broker or other nominee has discretionary authority to vote.

How will the proxies vote on any other business brought up at the meeting?

By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting.

The proxies’ authority to vote according to their judgment applies only to shares you own as the stockholder of record.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes.

How does the Board of Directors recommend that I vote?

You will vote on the following management proposals:

•

Authorization of the Board of Directors to amend the Certificate of Incorporation to effect the Reverse Stock Split at a ratio of between 1-for-20 and 1-for-140, inclusive, which ratio will be selected at the sole discretion of our Board of Directors at any whole number in the above range, with any fractional shares that would otherwise be issued as a result of the Reverse Stock Split being rounded up to the nearest whole share;

•	Authorization of the Board of Directors to amend the Certificate of Incorporation to change the par value of our common stock from $0.01 per share to $0.001 per share;

•

Approval of one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal or Par Value Reduction proposal at the time of the special meeting or in the absence of a quorum.

The Board of Directors recommends that you vote FOR each of the proposals.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone and do not specify how you want to vote your shares, we will vote your shares FOR each of the proposals.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the special meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting at the meeting.

To request an additional proxy card, or if you have any questions about the special meeting or how to vote or revoke your proxy, you should contact:

Broadridge Financial Solutions, Inc.

51 Mercedes Way,  Edgewood, New York 11717

Call toll free: (855) 325-6676

Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the meeting. We will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of our special meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries and/or director fees.

How can I communicate with ReShape Lifesciences’ Board of Directors?

Stockholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors, all independent directors or specified individual directors to: ReShape Lifesciences Inc., c/o Secretary, 1001 Calle Amanecer, San Clemente, California 92673. All communications will be compiled by the Secretary and submitted to the Board of Directors or the specified directors on a periodic basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our common stock by each of our directors and each of our executive officers, and our directors and executive officers as a group, as of June 30, 2019. Percentage ownership calculations for beneficial ownership are based on 28,505,233 shares outstanding as of June 30, 2019. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares of common stock owned by them and their address is c/o ReShape Lifesciences Inc., 1001 Calle Amanecer, San Clemente, California 92673.

Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)(2)	Percent of Outstanding Common Stock
5% Stockholders
Armistice Capital, LLC(2) 510 Madison Avenue, 7th Floor New York, New York 10022	13,000,000	45.6%
Bigger Capital Fund, LP(3) 159 Jennings Road, Suite 3000 Cold Spring Harbor, NY 11724	2,600,000	9.1%
Directors and Executive Officers
Barton P. Bandy(5)	0	*
Scott P. Youngstrom(5)	309
Dan W. Gladney(5)	1,009	*
Gary D. Blackford(5)	13	*
Arda Minocherhomjee(5)	0	*
Lori C. McDougal(5)	14	*
All directors and executive officers as a group (6 persons)	1,345	*

*The percentage of shares of common stock beneficially owned does not exceed one percent of the outstanding shares of common stock.

(1)For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock which that person has the right to acquire within 60 days following June 30, 2019.  For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which that person or persons has or have the right to acquire within 60 days following June 30, 2019, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)On June 13, 2019, ReShape Lifesciences and Armistice Capital Master Fund Ltd. (the “Master Fund”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Master Fund acquired from ReShape Lifesciences in a private placement: (i) 13,000,000 shares of common stock; (ii) 315,000,000 Series A Warrants; (iii) 315,000,000 Series B Warrants; and (iv) 302,000,000 Series C Prefunded Warrants. The warrants are currently exercisable; provided, however, that until the effectuation date of the Reverse Stock Split, ReShape Lifesciences is not required to issue upon exercise of the warrants a number of shares that, when aggregated with any other shares issued: (i) pursuant to the Securities Purchase Agreement; (ii) upon prior exercise of the warrants issued pursuant to the Securities Purchase Agreement; and (iii) pursuant to any warrants issued to any registered broker-dealer as a fee in connection with the issuance of shares pursuant to the Securities Purchase Agreement, would exceed 247,161,824, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the shares that occur after the date of the Securities Purchase Agreement. Armistice Capital, LLC is an investment adviser registered with the Securities and Exchange Commission that is principally engaged in the business of providing investment management services to private investment vehicles, including the Master Fund.

(3)Consists of 1,070,588 shares of common stock owned by Bigger Capital Fund, LP (“Bigger Capital”) and 1,529,412 shares of common stock owned by District 2 Capital Fund LP (“District 2 CF”) that were acquired pursuant to the Securities Purchase Agreement. Bigger Capital also acquired warrants to acquire 103,929,412 shares of common stock issuable upon exercise of warrants owned by Bigger Capital and District 2 CF acquired warrants to acquire

148,470,588 shares of common stock pursuant to the Securities Purchase Agreement on the same terms and conditions as the Master Fund described in footnote (2) above.

(4)Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. are not included in this table because securities they hold include a beneficial ownership limitation that currently prevents such parties from collectively owning more than 4.99% of our outstanding common stock.

(5)Includes the following shares subject to options exercisable currently or within 60 days of June 30, 2019:   Mr. Gladney, 1,008 shares; Mr. Youngstrom, 309 shares; Mr. Blackford, 13 shares and Ms. McDougal, 14 shares.

PROPOSAL NO. 1—APPROVAL OF REVERSE STOCK SPLIT

General

Our Board is soliciting stockholder authorization to amend our Sixth Amended and Certificate of Incorporation, as amended, in the form set forth in Appendix A to this proxy statement (the “Reverse Stock Split Amendment”) to effect a reverse split of our issued and outstanding shares of common stock (the “Reverse Stock Split”).

On June 13, 2019, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain healthcare focused institutional investors for the sale of 400,000,000 shares of common stock (or common stock equivalents pursuant to series C prefunded warrants), series A warrants to purchase up to 400,000,000 shares of common stock and series B warrants to purchase up to 400,000,000 shares of common stock in a private placement at a price of $0.02 per share and associated warrants for gross proceeds of approximately $8 million. The number of shares of common stock (and common stock equivalents) issuable to the investors is subject to adjustment following the effectuation of a reverse stock split by the Company, as set forth in the definitive agreements. The transaction closed on June 18, 2019. The series A warrants are exercisable immediately with a term of five years following the effectuation of a reverse stock split by the company and an exercise price of $0.022 per share and the series B warrants are exercisable immediately with a term of one year following the effectuation of a reverse stock split by the company and an exercise price of $0.02 per share. The exercise prices of the warrants are subject to adjustment following the effectuation of a reverse stock split by the company, as set forth in the warrants.

Pursuant to the Securities Purchase Agreement, we agreed to use our best efforts to hold a meeting of our stockholders no later than 60 days after the closing date of such transaction for the purpose of obtaining stockholder approval of the Reverse Stock Split, with the recommendation of our Board of Directors that such proposal be approved.  The investors in that offering agreed to vote their shares of common stock in favor of the Reverse Stock Split. Our Board of Directors has determined that the Reverse Stock Split will be at a ratio of between 1-for-20 and 1-for-140, inclusive, which ratio will be selected at the sole discretion of our Board at any whole number in the above range, with any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split being rounded up to the nearest whole share.

A vote “FOR” the Reverse Stock Split will constitute approval of the Reverse Stock Split Amendment providing for the combination of between 20 and 140 shares of common stock, inclusive, as determined in the sole discretion of our Board, into one share of common stock. If our stockholders approve this proposal, our Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of our stockholders, to select the Reverse Stock Split ratio in the above range and implement the Reverse Stock Split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment but prior to the date of our 2020 annual meeting of stockholders (the “2020 Annual Meeting”). Subject to the terms and conditions of the Securities Purchase Agreement, the Board reserves the right to abandon the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and its stockholders. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

In determining which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval, our Board may consider, among other things, various factors such as:

•	the number of authorized shares required to provide for the issuance of shares upon the exercise of outstanding warrants and other convertible securities;

•	the historical trading price and trading volume of our common stock;

•	the then prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock;

•	which Reverse Stock Split ratio would result in the least administrative cost to us; and

•	prevailing general market and economic conditions.

Purpose of the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to increase the number of authorized shares of common stock available for issuance, including upon exercise of the warrants issued under the Securities Purchase Agreement. Additionally, a secondary purpose of the Reverse Stock Split is to enhance the marketability of our common stock by increasing the price per share. We believe the current price per share of our common stock diminishes the effective marketability of our common stock because of the reluctance of many leading brokerage firms to recommend lower-priced stock to their clients. Additionally, the policies and practices of a number of brokerage firms with respect to the payment of commissions based on stock price tend to discourage individual brokers within those firms from dealing in lower-priced stocks.

If our stockholders approve the Reverse Stock Split, we intend to implement the Reverse Stock Split promptly. However, the Board reserves the right to abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and its stockholders, subject to the terms and conditions of the Securities Purchase Agreement.

Impact of the Reverse Stock Split, if Implemented

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of common stock and common stock equivalents. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Our authorized capital stock currently consists of 275 million shares of common stock and 5 million shares of preferred stock. The Reverse Stock Split will not change the number of authorized shares of our common stock or preferred stock.

The table below sets forth, as of June 30, 2019, and for illustrative purposes only, certain effects of potential Reverse Stock Split ratios of 1-for-20 and 1-for-140, inclusive, including on our total outstanding common stock equivalents (without giving effect to the treatment of fractional shares), based on the number of outstanding shares as of the record date.

			Common Stock and Equivalents
	Common Stock and		Outstanding Assuming Certain		Percent of Total,
	Equivalents Outstanding		Reverse Stock Split Ratios		Prior to and After
	Prior to Reverse Stock Split		1-for-20	1-for-140	Reverse Stock Split
Common stock outstanding	28,505,233	2.276%	1,425,262	203,609	2.276%
Common stock underlying options	4,103	0.0003%	205	29	0.0003%
Common stock underlying warrants	1,223,678,354	97.71%	61,183,918	8,740,560	97.71%
Common stock underlying convertible preferred stock	154,543	0.0123%	7,727	1,104	0.0123%
Total common stock and equivalents	1,252,342,233	100%	62,617,112	8,945,302	100%
Common stock available for future issuance	0		212,382,888	266,054,675

The principal effects of the Reverse Stock Split will be as follows:

•

each 20 to 140 shares of common stock, inclusive, as determined in the sole discretion of our Board, owned by a stockholder, will be combined into one new share of common stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

•	the number of shares of common stock issued and outstanding will be reduced accordingly, as illustrated in the table above;

•

proportionate adjustments will be made to the per share exercise prices and/or the number of shares issuable upon exercise or conversion of outstanding options, warrants, and any other convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock, which will result in approximately the same aggregate price being required to be paid for such securities upon exercise or conversion as had been payable immediately preceding the Reverse Stock Split;

•

because the number of our authorized shares of common stock will not change, there will be a significant increase in the number of authorized and unissued shares of common stock available to (i) settle the exercise or conversion of our issued and outstanding convertible or exchangeable securities, and (ii) issue in future equity financings; and

•	the number of shares reserved for issuance under the securities described immediately above will be reduced proportionately.

Certain Risks Associated with the Reverse Stock Split

Certain risks associated with the Reverse Stock Split are as follows:

•

If the Reverse Stock Split is approved and implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•

There can be no assurance that the Reverse Stock Split will result in any particular price for our common stock. In addition, we will have fewer shares that are publicly traded. As a result, the trading volume and the liquidity of our common stock may decline.

•

There can be no assurance that the market price per share of our common stock after the Reverse Stock Split will increase and remain in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

•

The Reverse Stock Split will dramatically reduce the number of issued and outstanding shares of common stock relative to the number of authorized shares of common stock, of which there are currently (and will remain after the Reverse Stock Split, if implemented) 275 million authorized shares.

•

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board believes that the Reverse Stock Split is in the best interests of the Company and its stockholders. However, the Board reserves its right to abandon the Reverse Stock Split if it determines, in its sole discretion, that it would no longer be in the best interests of the Company and its stockholders to implement the Reverse Stock Split, subject to the terms and conditions of the Securities Purchase Agreement.

Effective Time

The proposed Reverse Stock Split would become effective as of 12:01 a.m., Eastern time (the “Effective Time”) on the date specified in the Reverse Stock Split Amendment filed with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into one share of our common stock in accordance with the Reverse Stock Split ratio of between 1-for-20 and 1-for-140, inclusive and the number of shares of common stock authorized will remain the same. The Reverse Stock Split will not change the number of authorized shares of our common stock.

After the Effective Time, our common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our common stock will continue to be listed on OTCQB market.

Board Discretion to Implement the Reverse Stock Split

If stockholder approval is obtained for the Reverse Stock Split, the Board expects to select an appropriate ratio and implement the Reverse Stock Split promptly. However, the Board reserves the authority to decide, in its sole discretion, to delay or abandon the Reverse Stock Split after such vote and before the effectiveness of the Reverse Stock Split if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders, subject to the terms and conditions of the Securities Purchase Agreement. The Board will, however, implement the Reverse Stock Split, if at all, prior to the date of our 2020 Annual Meeting.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act. In fact, since all fractional shares of common stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share, there will be no reduction in the number of stockholders of record that could provide the basis for a going-private transaction.

Effect on Beneficial Holders of Common Stock (i.e., Stockholders Who Hold In “Street Name”)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e., Stockholders Who Are Registered on the Transfer Agent’s Books and Records but Do Not Hold Stock Certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

Effect on Options and Warrants

If the Reverse Stock Split is approved and implemented, all outstanding equity awards under our Second Amended and Restated 2003 Stock Incentive Plan, as amended, or 2003 Plan, all other outstanding equity awards and any common stock warrants outstanding will be adjusted by the ratio selected by the Board and will be rounded down to the nearest whole share and a corresponding adjustment will be made to their exercise price, with the exercise price rounded up to the nearest whole cent. Additionally, the number of shares of our common stock authorized for issuance under all stock based awards granted pursuant to the 2003 Plan will also be adjusted by the Reverse Stock Split ratio selected by the Board.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.

Material United States Federal Income Tax Considerations

Any discussion of tax matters set forth in this proxy statement was not intended or written to be used, and cannot be used by you, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Stockholders should seek advice based on their particular circumstances from an independent tax advisor.

The following is a summary of material United States federal income tax consequences of the Reverse Stock Split to holders of our common stock. Except where noted, this summary deals only with our common stock that is held as a capital asset for federal income tax purposes.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in United States federal income tax consequences different from those summarized below.

This summary does not address all aspects of United States federal income taxes that may be applicable to holders of common stock and does not deal with non-United States, state, local or other tax considerations that may be relevant to stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the United States federal income tax consequences applicable to you if you are subject to special treatment under the United States federal income tax laws (including if you are a dealer in securities or currencies; a financial institution; a regulated investment company; a real estate investment trust; an insurance company; a tax-exempt organization; a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle; a trader in securities that has elected the mark-to-market method of accounting for your securities; a person liable for alternative minimum tax; a person who owns or is deemed to own 10% or more of our voting stock; a person who acquired our common stock pursuant to the exercise of compensatory stock options or the vesting of restricted shares of common stock; a partnership or other pass-through entity for United States federal income tax purposes; a person whose “functional currency” is not the United States dollar; a United States expatriate; a “controlled foreign corporation”; or a “passive foreign investment company”).

We cannot assure you that a change in law will not significantly alter the tax considerations that we describe in this summary. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our common stock, you should consult your tax advisors.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split common stock for shares of post-split common stock. The post-split common stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate basis equal to the aggregate basis of the pre-split common stock held by that stockholder immediately prior to the Reverse Stock Split. Similarly, a stockholder’s holding period for the post-split common stock will be the same as the holding period for the pre-split common stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding alternative characterizations of the Reverse Stock Split for United States federal income tax purposes.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote at the special meeting will be required to approve the Reverse Stock Split.

If this proposal receives the requisite votes, then our Board will have the authority to select the Reverse Stock Split ratio within the stated range and authorize the filing of the Reverse Stock Split Amendment in substantially the form attached to this proxy statement as Appendix A at any time after the approval of the Reverse Stock Split but prior to the date of our 2020 Annual Meeting. Our Board reserves the right to abandon the proposed Reverse Stock Split at any time prior to the effectiveness of the filing of the Reverse Stock Split Amendment with the Delaware Secretary of State, notwithstanding approval of the proposed Reverse Stock Split by our stockholders, subject to the terms and conditions of the Securities Purchase Agreement.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the Reverse Stock Split.

PROPOSAL NO. 2—PAR VALUE REDUCTION PROPOSAL

General

Our Board is soliciting stockholder authorization to effect a reduction in the par value of our common stock from $0.01 per share to $0.001 per share (the “Par Value Reduction”) by filing a Certificate of Amendment to our Certificate of Incorporation in the form attached to this proxy statement as Appendix B (the “Par Value Reduction Certificate of Amendment”) with the Secretary of State of the State of Delaware.C:\Users\bhanson\AppData\Local\Temp\Temp1_RrDonnelleySonsCompany_04112016_DEF 14A.zip\NAME= The Par Value Reduction is not contingent upon the occurrence of the Reverse Stock Split.

Background and Purpose of the Par Value Reduction

Pursuant to the Securities Purchase Agreement, we agreed to use our best efforts to hold a meeting of our stockholders no later than 60 days after the closing date of such transaction for the purpose of obtaining stockholder approval of the Par Value Reduction, with the recommendation of our Board of Directors that such proposal be approved.  The investors in that offering agreed to vote their shares of common stock in favor of the Par Value Reduction. Historically, the concept of par value served to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuances of stock. Over time, the concept of par value has lost its significance as lenders, creditors and other persons doing business with a company tend to rely on the total financial strength of the company as shown by its financial statements and earnings prospects and, especially in the case of financial institutions that lend money to a company, on contractual restrictions that establish financial requirements that the company must satisfy. Many companies that incorporate today use a nominal par value or have no par value. Under Delaware law, the par value is the minimum amount a company must receive upon the issuance of any shares of common stock. Given the current market price of our common stock, the Board of Directors believes it is in the best interests of the company and our stockholders to implement the Par Value Reduction.

Board Discretion to Implement the Par Value Reduction

No further action on the part of stockholders will be required to either implement or abandon the Par Value Reduction. If the proposal is approved by stockholders and the Board determines to implement the Par Value Reduction, the Company would provide notice of the Par Value Reduction to the public following the effective date of the Par Value Reduction. The Board reserves its right to elect not to proceed with the Par Value Reduction if it determines, in its sole discretion, that the proposal is no longer in the best interests of the Company or our stockholders, subject to the terms and conditions of the Securities Purchase Agreement. If approved by our stockholders, the Par Value Reduction is not contingent upon the occurrence of the Reverse Stock Split, but if both proposals are approved we expect to implement the Par Value Reduction at the same time as the Reverse Stock Split.

Impact of the Par Value Reduction if Implemented

The Par Value Reduction will not change the number of authorized shares of common stock or preferred stock or affect the total number of shares of common stock or common stock equivalents currently outstanding. The Par Value Reduction will have no effect on the rights of the holders of common stock or preferred stock, except for reducing the minimum amount per share the Company must receive upon the issuance of any shares of common stock from $0.01 to $0.001.

Following the effectiveness of the Par Value Reduction, the Company’s “capital” under the Delaware General Corporation Law will be adjusted to reflect the Par Value Reduction. On the effective date of the Par Value Reduction, the stated capital on the Company’s balance sheet attributable to the Company’s common stock will be reduced to give effect to the decrease in par value from $0.01 to $0.001 and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced.

Certificates representing shares of our common stock, par value $0.01 per share, issued and outstanding prior to the effective time of the filing of the Par Value Reduction Certificate of Amendment will be deemed to represent the same number of shares of our common stock, par value $0.001 per share, as they did prior to such effective time. Existing certificates will not be exchanged for new certificates in connection with the Par Value Reduction.

Procedure for Effecting the Par Value Reduction

If the stockholders approve the proposal and the Board decides to implement the Par Value Reduction, the Par Value Reduction will become effective either upon the filing of the Par Value Reduction Certificate of Amendment with the Secretary of State of the State of Delaware or at such other date and time as is specified therein. Although the Company’s Board intends to file the Par Value Reduction Certificate of Amendment as soon as practicable after the special meeting, the Board may determine in its discretion not to effect the Par Value Reduction at any time prior to the effectiveness of the filing of the Par Value Reduction Certificate of Amendment, subject to the terms and conditions of the Securities Purchase Agreement.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote at the special meeting will be required to approve the Par Value Reduction.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the Par Value Reduction.

PROPOSAL NO.  3—ADJOURNMENT PROPOSAL

We are asking our stockholders to approve a proposal to approve one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal or Par Value Reduction at the time of the special meeting or if we do not have a quorum at the special meeting. If our stockholders approve the Adjournment Proposal, we could adjourn the special meeting and any reconvened session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of the Reverse Stock Split proposal or Par Value Reduction proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the Reverse Stock Split proposal or Par Value Reduction proposal such that the proposal would be defeated, we could adjourn the special meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the special meeting if a quorum is not present at the special meeting.

Our Board of Directors believes that it is in the best interests of our company and our stockholders to be able to adjourn the special meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of the Reverse Stock Split proposal or Par Value Reduction proposal if there are insufficient votes to approve such proposal at the time of the special meeting or in the absence of a quorum.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Adjournment Proposal at the special meeting will be required to approve the Adjournment Proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the proposal to approve one or more adjournments of the special meeting.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Although we do not household for our registered stockholders, some brokers household ReShape Lifesciences proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, stockholders should write to Secretary, ReShape Lifesciences Inc., 1001 Calle Amanecer, San Clemente, California 92673, or call (949)  429-6680.

OTHER MATTERS

As required by Article I, Section 1.2 of our Amended and Restated Bylaws, business transacted at special meetings must be confined to the purpose or purposes stated in the notice of special meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about its public reference facilities and their copy charges.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows us to incorporate by reference the information we file with them. This allows us to disclose important information to you by referencing those filed documents. We have previously filed the following documents with the SEC and are incorporating them by reference into this proxy statement:

•	Annual Report on Form 10‑K, as amended, for the year ended December 31, 2018; and
•	Quarterly Report on Form 10-Q for the three months ended March 31, 2018.

You can obtain a copy of any documents which are incorporated by reference in this proxy statement, except for exhibits which are specifically incorporated by reference into those documents, at no cost, by writing or telephoning us at:

ReShape Lifesciences Inc.

1001 Calle Amanecer

San Clemente,  California 92673

Attention: Secretary

(949) 429-6680

Scott P. Youngstrom
Secretary

Dated: August [__], 2019

Appendix A

Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of ReShape Lifesciences Inc.

ReShape Lifesciences Inc. (the “Corporation”), a corporation duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

First.            The amendment to the Corporation’s Sixth Amended and Restated Certificate of Incorporation, as amended, set forth below was duly adopted and approved by the Board of Directors effective as of [__], 2019 and was approved by the stockholders at a special meeting of the Corporation’s stockholders, duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

Second.        The Sixth Amended and Restated Certificate of Incorporation, as amended, is hereby amended by amending and restating Section 4 of Article IV:

“4. Reverse Stock Split. Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation, as amended, of the Corporation, each [__] shares of Common Stock (the “Old Common Stock”) either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “New Common Stock”). The Corporation shall, through its transfer agent, provide a book-entry statement reflecting the number of shares of New Common Stock to which the holder is entitled following a reverse stock split to holders of Old Common Stock. From and after the Effective Time, certificates representing shares of Old Common Stock are hereby canceled and shall represent only the right of holders thereof to receive New Common Stock. The Corporation shall not issue fractional shares of New Common Stock. The reverse stock split shall not increase or decrease the amount of stated capital or paid-in surplus of the Corporation, provided that any fractional share that would otherwise be issuable as a result of the reverse stock split shall be rounded up to the nearest whole share of New Common Stock. From and after the Effective Time, the term “New Common Stock” as used in this Article IV shall mean common stock as provided in the Sixth Amended and Restated Certificate of Incorporation, as amended.”

Third.            Except as herein amended, the Corporation’s Sixth Amended and Restated Certificate of Incorporation, as amended, shall remain in full force and effect.

Fourth.            The Effective Time of this Amendment will be [___], 20[__] at 12:01 a.m. Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this day of                           .

RESHAPE LIFESCIENCES INC.

By:	____________________________
Its:	____________________________

Appendix B

Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of ReShape Lifesciences Inc.

ReShape Lifesciences Inc. (the “Corporation”), a corporation duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

First.The amendment to the Corporation’s Sixth Amended and Restated Certificate of Incorporation, as amended, set forth below was duly adopted and approved by the Board of Directors effective as of [__], 2019 and was approved by the stockholders at a special meeting of the Corporation’s stockholders, duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

Second.The Sixth Amended and Restated Certificate of Incorporation, as amended, is hereby amended by amending and restating Section 1 of Article IV:

“1. Authorized Stock.  The Corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock, par value $0.001 per share, and Common Stock, par value $0.001 per share. The total number of shares of Preferred Stock authorized is 5,000,000. The total number of shares of Common Stock authorized is 275,000,000.”

Third.Except as herein amended, the Corporation’s Sixth Amended and Restated Certificate of Incorporation, as amended, shall remain in full force and effect.

Fourth.The Effective Time of this Amendment will be [___], 20[__] at 12:01 a.m. Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this day of                           .

RESHAPE LIFESCIENCES INC.

By:	____________________________
Its:	____________________________

PRELIMINARY COPY

ReShape Lifesciences Inc. 1001 Calle Amanecer San Clemente, CA 92673	VOTE BY INTERNET Before The Meeting – Go to vote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to [__]

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717/.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Authorization of reverse stock split at a ratio of between 1-for-20 and 1-for-140.	◻ For	◻ Against	◻ Abstain

2. Authorization of a reduction in the par value of the company’s common stock from $0.01 per share to $0.001 per share.	◻ For	◻ Against	◻ Abstain
			

3.    Approval of one or more adjournments of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the reverse stock split proposal or par value reduction proposal at the time of the special meeting or in the absence of a quorum.

	◻ For	◻ Against	◻ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐	Date
Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

PRELIMINARY COPY

RESHAPE LIFESCIENCES INC.

SPECIAL MEETING OF STOCKHOLDERS

[__], 2019

[_:__ a.m./p.m.], Pacific Time

ReShape Lifesciences Inc. 1001 Calle Amanecer San Clemente, California 92673	proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting on

[__], 2019.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Barton P. Bandy and Scott P. Youngstrom, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments.

See reverse for voting instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [__], 2019

This proxy statement and the Annual Report on Form 10-K

for the fiscal year ended December 31, 2018 are available at www.proxyvote.com